Exhibit 10.4
AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

AMENDMENT NO. 3 TO THE EMPLOYMENT AGREEMENT (this “Amendment”) made as of April 28, 2022 by and between GRIFFON CORPORATION, a Delaware corporation (hereinafter “Griffon”) and RONALD J. KRAMER (hereinafter “Kramer”).
WITNESSETH:
WHEREAS, Griffon and Kramer entered into that certain Employment Agreement, dated as of March 16, 2008, which Employment Agreement was amended pursuant to that certain Amendment No. 1 to Employment Agreement entered into between Griffon and Kramer as of February 3, 2011 and that certain Amendment No. 2 to Employment Agreement as of December 12, 2013 (hereinafter, collectively, the “Employment Agreement”).
NOW, THEREFORE, the parties hereto agree to amend the Employment Agreement as follows, effective as of the date hereof.
1.Section 9(f)(ii) shall be deleted in its entirety and replaced with the following:
“(ii) a pro-rata portion of the higher of (A) the actual bonus that Kramer received for the most recently completed Fiscal Year; or (B) the Target Bonus, to be paid as soon as administratively feasible following the date on which the release becomes effective, and in any event within ten (10) days thereafter; and”
2.The parties hereby agree that except as specifically provided in and modified by this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed. This Amendment shall be construed in accordance with the laws of the State of Delaware (without regard to principles of conflicts of law). This Amendment may be executed in one or more counterparts (including by facsimile, “portable document format,” or other electronic means) each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

GRIFFON CORPORATION
By:     /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Senior Vice President

    /s/ Ronald J. Kramer    ____________
Ronald J. Kramer